Exhibit 10.1
CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in the Registration Statement on Forms S-8 (Nos. 333-101652, 333-137102, 333-153419, 333-206420 and 333-207946) of Partner Communications Company Ltd. of our report dated March 13, 2016 relating to the financial statements and the effectiveness of internal control over financial reporting, which appears in this Form 20-F. We also consent to the reference to us under the heading Selected Financial Data in this Form 20-F.

Tel-Aviv, Israel	/s/ Kesselman & Kesselman
March 13, 2016	Certified Public Accountants (lsr.)
A member firm of PricewaterhouseCoopers International Limited